Rule 497(e)

File Nos. 033-82610 and 811-03249

MAXIM SERIES ACCOUNT

MAXIMUM VALUE PLAN

An Individual Flexible Premium Deferred Variable Annuity Contract

Issued by Great-West Life & Annuity Insurance Company

Supplement dated December 6, 2013

to the Prospectus and Statement of Additional Information

dated May 1, 2013

This Supplement amends certain information contained in the Prospectus and Statement of Additional Information dated May 1, 2013.

Effective December 31, 2013, the Maximum Value Plan contract (the “Contract”) will no longer be available to new investors. Accordingly, annual updates to the prospectus will no longer be prepared or delivered to Contract owners. Existing Contract owners may continue to participate in the Contract according to its terms.

Existing Contract owners will continue to receive information in order to remain apprised of their investments and other activity occurring under their Contracts. This information may include:

1) current prospectuses, annual and semi-annual reports, and other periodic reports of the underlying portfolios;

2) confirmations of Contract owner transactions;

3) audited financial statements of Great-West and the Maxim Series Account; and

4) an annual statement of the number of units and values in each owner’s account.

For more information, please contact:

Great-West Life & Annuity Insurance Company

8515 East Orchard Road

Greenwood Village, Colorado 80111

(800) 537-2033

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and

Statement of Additional Information dated May 1, 2013.

Please read this Supplement carefully and retain it for future reference.